UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                                FORM 8-K
                             CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported)    October 16, 2006
                                                       -----------------

                           PETMED EXPRESS, INC.
------------------------------------------------------------------------
       (Exact name of registrant as specified in its charter)

           Florida              000-28827         65-0680967
------------------------------------------------------------------------
(State or other jurisdiction   (Commission      (IRS Employer
      of incorporation)        File Number)   Identification No.)

 1441 S.W. 29th Avenue, Pompano Beach, Florida       33069
------------------------------------------------------------------------
  (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code    (954) 979-5995
                                                   ---------------------

------------------------------------------------------------------------
     (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Item 8.01	Other Events

       On October 16, 2006, PetMed Express, Inc. issued a press release stating that it will announce its September 30, 2006 quarter end financial results and host a conference call to review the results on Monday, October 23, 2006. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(c)    Exhibits

       99.1 Press release issued by PetMed Express, Inc. on October 16, 2006


                                SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PETMED EXPRESS, INC.

Date:  October 17, 2006         By:/s/ Menderes Akdag
                                   ------------------
                                   Menderes Akdag,
                                   Chief Executive Officer and President

                                By:/s/ Bruce S. Rosenbloom
                                   -----------------------
                                   Bruce S. Rosenbloom,
                                   Chief Financial Officer

                         EXHIBIT INDEX

Exhibit No.   Description


99.1   Press release issued by PetMed Express, Inc. on October 16, 2006.

                        EXHIBIT 99.1

PETMED EXPRESS D/B/A 1-800-PETMEDS TO ANNOUNCE ITS SECOND QUARTER
FINANCIAL RESULTS ON OCTOBER 23, 2006

Pompano Beach, Florida, October 16, 2006 - PetMed Express, Inc. (NASDAQ: PETS) will announce its financial results for the quarter ended September 30, 2006 on Monday, October 23, 2006 at 8:00 A.M. Eastern Time, then at 8:30 A.M. Eastern Time, Menderes Akdag, the Company's Chief Executive Officer and President, will host a conference call to review the financial results.

To access the call, which is open to the public, dial (888) 455-1758 (toll free) or (312) 470-7365, ten minutes prior to the scheduled start time. Callers will be required to supply PETMEDS as the passcode, and will be placed on hold with music until the call begins.

For those unable to participate in the live event, the call will be available for replay from 10:00 A.M. on October 23, 2006 until November 6, 2006 at 10:59 P.M. To access the replay, call (866) 422-8069 (toll free) or (203) 369-0828, and enter passcode 5500.

Founded in 1996, PetMed Express is America's largest pet pharmacy, delivering prescription and non-prescription pet medications and other health products for dogs, cats, and horses at competitive prices direct to the consumer through its 1-800-PetMeds toll free number and on the Internet through its website at www.1800petmeds.com.
                                       --------------------

This press release may contain "forward-looking" statements, as defined in the Private Securities Litigation Reform Act of 1995 or by the Securities and Exchange Commission, that involve a number of risks and uncertainties, including the Company's ability to meet the objectives included in its business plan. Important factors that could cause results to differ materially from those indicated by such "forward-looking" statements are set forth in Management's Discussion and Analysis of Financial Condition and Results of Operation in the PetMed Express Annual Report on Form 10-K for the year ended March 31, 2006. The Company's future results may also be impacted by other risk factors listed from time to time in its SEC filings, including, but not limited to, the Company's Form 10-Q and its Annual Report on Form 10-K.

For investment relations contact PetMed Express, Inc., Bruce S.
Rosenbloom, CFO, 954-979-5995.

                                 ###

                        Exhibit 99.1 Page 1 - 1